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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under § 240.14a-12

Five Star Senior Living Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Five Star Senior Living Inc.

Notice of 2018 Annual Meeting
of Stockholders and Proxy Statement

Thursday, May 17, 2018 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Five Star Senior Living Inc.

It is our pleasure to invite you to join our Board of Directors and executive officers at Five Star Senior Living Inc.'s 2018 Annual Meeting of Stockholders in Newton, Massachusetts. The enclosed Notice of 2018 Annual Meeting of Stockholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2018 Annual Meeting of Stockholders.

We are committed to effectively communicating with our stockholders and explaining the matters to be addressed at our 2018 Annual Meeting of Stockholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our stockholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods, or sign and return a proxy card/voting instruction form, to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a stockholder and for your continued investment in our Company.

March 22, 2018

On behalf of the Board of Directors,

Donna D. Fraiche
Chair of the Nominating and Governance Committee

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 17, 2018

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Ratify the appointment of RSM US LLP as independent auditors to serve for the 2018 fiscal year; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set February 23, 2018 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Stockholders as of the close of business on the record date are invited to attend the 2018 Annual Meeting. All stockholders are encouraged to vote in advance of the 2018 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 22, 2018
Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2018 Annual Meeting. See the "Voting Information" section on page 2 for information about how to authorize a proxy by telephone or internet or how to attend the 2018 Annual Meeting and vote your shares in person.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a stockholder of record at the close of business on February 23, 2018.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 11	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 53	FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 16, 2018 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a stockholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 16, 2018 to authorize a proxy BY TELEPHONE.
You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a stockholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 9 of "Questions and Answers" for important details on admission requirements.

2    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

SUMMARY OF PROPOSALS

This summary highlights matters for consideration by stockholders at our 2018 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 14)

The following two Directors are up for election to our Company's Board of Directors.

Name of Director	Age	Occupation	Committee Memberships

Donna D. Fraiche*	66	Senior Counsel at the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC	Audit, Compensation, Nominating and Governance (Chair) and Quality of Care Committees
Gerard M. Martin	83	Owner and Treasurer of North Atlantic Medical Services, Inc.	Quality of Care Committee

*
Independent Director

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (page 53)

Stockholders are asked to ratify the appointment of RSM US LLP as independent auditors of Five Star Senior Living Inc. for the Company's fiscal year ending December 31, 2018. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed RSM US LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2018.

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400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458

March 22, 2018

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting") of Five Star Senior Living Inc., a Maryland corporation (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Thursday, May 17, 2018, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is 400 Centre Street, Newton, Massachusetts 02458. The Company commenced mailing to its stockholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2017 Annual Report on Form 10-K on or about March 22, 2018.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2018 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares of common stock, par value $0.01 per share, of the Company ("Common Shares") as of the close of business on February 23, 2018, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 23, 2018, there were approximately 50,524,424 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 17, 2018.

    The Notice of 2018 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2017 are available at www.proxyvote.com.

4    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2018 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2018 Annual Meeting: Jennifer B. Clark, Secretary; Bruce J. Mackey Jr., President and Chief Executive Officer; and Adam D. Portnoy, Managing Director.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Trust Company (formerly known as Wells Fargo Shareowner Services), you are considered a stockholder of record of those shares. If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All stockholders of record can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 16, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All stockholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    5

nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate stockholder identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 16, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

4. Who may vote at the 2018 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 23, 2018, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2018 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors

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vote in favor of both Director nominees;

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withhold your vote for both Director nominees; or

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vote in favor of one Director nominee and withhold your vote for the other Director nominee.

The Board recommends a vote FOR both Director nominees.

Plurality of all votes cast
Item 2: Ratification of the appointment of RSM US LLP as independent auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast

*
Our Audit Committee, which is 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's stockholders and may reconsider its prior appointment of the independent auditors or consider the results of this stockholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

6. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of both Director nominees identified in this Proxy Statement; and

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  FOR the ratification of the appointment of RSM US LLP as independent auditors.

6    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of Directors is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items. The ratification of the appointment of RSM US LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at the 2018 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the 2018 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2018 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1. There can be no broker non-votes on Item 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Stockholders have the right to revoke a proxy at any time before it is voted at the 2018 Annual Meeting, subject to the proxy voting deadlines described above. Stockholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A stockholder's attendance at the 2018 Annual Meeting will not revoke that stockholder's proxy unless that stockholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2018 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    7

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2018 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, stockholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2018 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report to Stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8245. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

8    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

2018 Annual Meeting Information

14. How do I attend the 2018 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2018 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, stockholders as of the Record Date (February 23, 2018) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting.

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  Record owners: If you are a stockholder as of the Record Date who holds shares directly, you need not present any documentation to attend the 2018 Annual Meeting, other than photo identification.

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  Beneficial owners: If you are a stockholder as of the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a stockholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary or by email to secretary@5ssl.com. Requests for authorized named representatives to attend the meeting must be received no later than Thursday, May 10, 2018, or if the meeting is postponed or adjourned to a later date, on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 23, 2018 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and email address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8245.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    9

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2018 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Stockholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Financial Information & SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any stockholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any stockholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458 or email secretary@5ssl.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2019 annual meeting of stockholders?

A proposal for action to be presented by any stockholder at the Company's 2019 annual meeting of stockholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 22, 2018.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Amended and Restated Bylaws (our "Bylaws") and must be received by the Company not later than 5:00 p.m., Eastern time, on November 22, 2018 and not earlier than October 23, 2018.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 34 of this Proxy Statement.

10    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the stockholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Articles of Amendment and Restatement (our "Charter") and our Bylaws, the Board currently consists of five Directors, three of whom are Independent Directors and two of whom are Managing Directors. Our Charter provides that the Board is divided into three groups, with Directors of each group serving for a term that expires at the third annual meeting of stockholders following his or her election and until his or her successor is elected and qualifies. In accordance with our Charter and Bylaws, on March 20, 2018, pursuant to a recommendation of the Nominating and Governance Committee, the Board elected Adam D. Portnoy as a Managing Director in Group I to fill the vacancy created by the death of Barry M. Portnoy on February 25, 2018 and to serve the remainder of the full term of the Group I Directors, the Group of Directors which stands for election at the 2020 annual meeting of shareholders.

Assuming a quorum is present at the meeting, a plurality of all the votes cast is required to elect a Director at the 2018 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of stockholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or stockholders or by others.

Stockholder Recommendations for Nominees. Stockholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Five Star Senior Living Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@5ssl.com. A stockholder's recommendation should include any information that the recommending stockholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Stockholder Nominations for Directors. Our Bylaws also provide that a stockholder of the Company may nominate a person for election to the Board provided the stockholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how stockholders can nominate Directors for election to the Board, see "Stockholder Nominations and Other Proposals" beginning on page 34.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to

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Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our Charter and Bylaws, the Board currently consists of five Directors: two Managing Directors and three Independent Directors. As set forth in our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of The Nasdaq Stock Market LLC (the "Nasdaq") and the SEC. As set forth in our Bylaws, Managing Directors are Directors who have been employees, officers or directors of the Company or RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to their election as Directors. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity of perspectives, backgrounds and experiences.

In addition to other criteria, our Bylaws require that Director candidates submit any additional information required in connection with the Company's regulation by state healthcare regulatory authorities.

12    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the healthcare and senior living industries and related factors impacting those industries.	• Understanding of, and work experience in, the healthcare and senior living industries. • Familiarity with service-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current healthcare policy trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

•

Understanding of healthcare policy, trends and regulations and their impact on the Company's business and strategic plans.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of the commercial real estate ("CRE") industry.

•

Familiarity with healthcare regulation trends and activity.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Directors and three Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    13

2018 Nominees for Director

The following table sets forth the names of the Director nominees and those Directors who will continue to serve after the 2018 Annual Meeting:

Name	Position	Group	Current Term Expires

Donna D. Fraiche*	Independent Director	II	2018
Gerard M. Martin*	Managing Director	II	2018
Bruce M. Gans, M.D.	Independent Director	III	2019
Barbara D. Gilmore	Independent Director	I	2020
Adam D. Portnoy	Managing Director	I	2020

*
2018 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ms. Donna D. Fraiche for election as an Independent Director in Group II and Mr. Gerard M. Martin for election as a Managing Director in Group II. Each Director nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2021 annual meeting of stockholders and until his or her successor is elected and qualifies or until his or her death, resignation or removal.

We expect that each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude each such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of both Director nominees.

14    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of March 20, 2018, of the Company's Directors, Director nominees and executive officers. The business address of the Directors, Director nominees and executive officers is c/o Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 11.

Director Nominees

Donna D. Fraiche

Independent Director since 2010

Group/Term: Group II with a term expiring at the 2018 Annual Meeting

Age: 66

Board Committees: Audit; Compensation; Nominating and Governance (Chair); Quality of Care

Other Public Company Boards: Select Income REIT (since 2012); Hospitality Properties Trust (since 2015)

Ms. Fraiche is senior counsel in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche is currently president of the Louisiana State Supreme Court Historical Society. She was appointed to the American Hospital Association Committee on Governance for the term beginning in January 2017 and is a past president and a fellow of the American Health Lawyer's Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and the executive committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as honorary consul general for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the healthcare industry;

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

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Gerard M. Martin

Managing Director since 2001

Group/Term: Group II with a term expiring at the 2018 Annual Meeting

Age: 83

Board Committees: Quality of Care

Other Public Company Boards: None

Mr. Martin was the founder and chairman of Greenery Rehabilitation Group, Inc., a company in the business of owning and operating nursing homes and health rehabilitation facilities, which was publicly owned and first listed on the Nasdaq and then the New York Stock Exchange between 1985 and 1993. Mr. Martin is the owner and treasurer of North Atlantic Medical Services, Inc., a private company in the business of providing diagnostic cardiac, respiratory and oxygen services, equipment and products for the care of patients in their homes or medical facilities. Mr. Martin served as a director and vice president of RMR Advisors LLC, an SEC registered investment adviser, from 2002 to 2015, and a director of RMR LLC and its predecessors from 1986 to 2015. Mr. Martin was also an interested trustee of the RMR Funds Series Trust, the RMR Real Estate Income Fund and its predecessor funds from shortly after their formation (the earliest of which was in 2002) until 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the healthcare industry;

•

experience as an operator of nursing facilities;

•

extensive public company director service;

•

institutional knowledge earned through prior service on the Board since the Company's formation and in leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

16    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

Directors

Bruce M. Gans, M.D.

Independent Director since 2001

Group/Term: Group III with a term expiring at the 2019 annual meeting of stockholders

Age: 71

Board Committees: Audit; Compensation (Chair); Nominating and Governance; Quality of Care (Chair)

Other Public Company Boards: Industrial Logistics Properties Trust (since 2017)

Dr. Gans has been executive vice president and chief medical officer at the Kessler Institute for Rehabilitation since 2001 and national medical director for Rehabilitation Select Medical, the parent company of the Kessler Institute, since 2003. He is also a professor of physical medicine and rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans was an independent trustee of Hospitality Properties Trust from 2009 until 2015. Dr. Gans has also served as president and chief executive officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving as the associate editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as president of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

extensive experience in, and knowledge of, the healthcare industry and healthcare public policy matters;

•

work on public company boards and board committees;

•

many academic and professional achievements;

•

institutional knowledge earned through prior service on the Board since the Company's formation; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    17

Barbara D. Gilmore

Independent Director since 2004

Group/Term: Group I with a term expiring at the 2020 annual meeting of stockholders

Age: 67

Board Committees: Audit (Chair); Compensation; Nominating and Governance; Quality of Care

Other Public Company Boards: TravelCenters of America LLC (since 2007); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, since 2015, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters. Ms. Gilmore was also a registered nurse and practiced and taught nursing for several years before attending law school and her practice at Sullivan & Worcester LLP included representation of businesses in the healthcare sector.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in, and knowledge of, the healthcare industry;

•

professional skills and experience in legal, business finance and healthcare regulatory matters and nursing;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

18    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

Adam D. Portnoy

Managing Director since 2018

Group/Term: Group I with a term expiring at the 2020 annual meeting of stockholders

Age: 47

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Government Properties Income Trust (since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been a managing director of The RMR Group Inc. ("RMR Inc.") and its president and chief executive officer since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and he was its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Government Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO as well as working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the honorary consul general of the Republic of Bulgaria in Massachusetts, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the CRE industry;

•

leadership position with RMR LLC and demonstrated management ability;

•

knowledge of the Company's businesses and industries;

•

public company director service;

•

experience in investment banking and private equity;

•

experience in starting a telecommunications company and serving as its senior executive;

•

institutional knowledge earned through leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    19

Executive Officers

Bruce J. Mackey Jr.

President and Chief Executive Officer since 2008

Age: 47

Mr. Mackey previously served as the Company's Chief Financial Officer and Treasurer from 2001 until 2008. Mr. Mackey has been an executive vice president of RMR LLC since 2011, a senior vice president of RMR LLC from 2006 to 2011 and was vice president of RMR LLC from 2001 to 2006. Prior to 2001, he served in various capacities for RMR LLC and its affiliates. Mr. Mackey is a certified public accountant.

Richard A. Doyle, Jr.

Chief Financial Officer and Treasurer since 2016

Age: 49

Mr. Doyle previously served as chief financial officer and treasurer of SNH from 2007 through 2015. He previously served as the Company's Director of Financial Reporting from 2005 to 2006. Prior to that, Mr. Doyle was employed by Sun Life Financial in positions involving finance and accounting for 10 years. He has also been employed as a senior vice president of RMR LLC since 2007 and an employee of RMR LLC since 2006. Mr. Doyle holds an MBA degree and is a certified public accountant.

R. Scott Herzig

Senior Vice President and Chief Operating Officer since 2012

Age: 49

Mr. Herzig previously served as the Divisional Vice President of the Company's Western Division from 2007 to 2012, and prior to that served as one of the Company's regional directors of operations from 2000 to 2007.

Katherine E. Potter

Senior Vice President and General Counsel since 2016

Age: 42

Ms. Potter previously served as Vice President and General Counsel of the Company from 2012 to 2016. Prior to joining the Company, Ms. Potter practiced law for over ten years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012.

20    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC or its subsidiaries provide management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Industrial Logistics Properties Trust, Select Income REIT, Senior Housing Properties Trust, Tremont Mortgage Trust, TravelCenters of America LLC, Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a public real estate investment trust ("REIT") that primarily invests in properties that are majority leased to government tenants and office properties in the metropolitan Washington, D.C. market area that are leased to government and private sector tenants ("GOV"). Hospitality Properties Trust is a public REIT that owns hotels and travel centers ("HPT"). Industrial Logistics Properties Trust is a public REIT that owns industrial and logistics properties ("ILPT"). Select Income REIT is a public REIT that primarily owns net leased, single tenant properties ("SIR"). Senior Housing Properties Trust is a public REIT that primarily owns healthcare, senior living and medical office buildings ("SNH"). Tremont Mortgage Trust is a public REIT that focuses primarily on originating and investing in first mortgage loans secured by middle market and transitional CRE ("TRMT"). TravelCenters of America LLC is a public real estate based operating company in the travel center, convenience store and restaurant businesses ("TA"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships ("Sonesta"). Affiliates Insurance Company is a private Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a public company whose controlling shareholder is ABP Trust, which is controlled by its current sole trustee, Adam D. Portnoy, one of our Managing Directors, and to which RMR LLC provides management services. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). Tremont Realty Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser that provides investment advisory services to its investment advisory clients, which include TRMT, a private fund and separately managed accounts that invest in CRE debt, including secured mortgage debt and mezzanine financing opportunities. Tremont Realty Advisors LLC also provides management services to certain of its investment advisory clients, including originating, underwriting, closing and managing certain real estate loans or other real estate investments. Tremont Realty Advisors LLC, as an intermediary, also provides mortgage brokerage services, originating and arranging CRE loans for third parties who are not investment advisory clients. The foregoing entities may be considered to be affiliates of the Company.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    21

DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Directors and making recommendations to the Board regarding cash compensation paid to Directors, in each case, for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. To this end, the Company's Governance Guidelines codify our expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares by the later of: (i) the date of the 2019 annual meeting of stockholders of the Company and (ii) five years from the annual meeting of stockholders of the Company at which the Director was initially elected or, if earlier, the first annual meeting of stockholders of the Company following the initial appointment of the Director to the Board.

In determining the amount and composition of our Directors' compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC or its subsidiaries. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

2017 Annual Director Compensation

In 2017, each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,250 for each meeting attended. Up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Director and Managing Director received an award of 12,500 Common Shares in 2017.

Each Independent Director who served as a committee chair of the Board's Audit, Quality of Care, Compensation or Nominating and Governance Committees received an additional annual fee of $20,000, $20,000, $10,000 and $10,000, respectively. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs.

The following table details the total compensation of the Directors for the year ended December 31, 2017 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Donna D. Fraiche	$77,500	$25,625	$—	$103,125
Bruce M. Gans, M.D.	98,750	25,625	—	124,375
Barbara D. Gilmore	106,250	25,625	—	131,875
Gerard M. Martin(3)	—	25,625	—	25,625
Barry M. Portnoy(3)(4)	—	25,625	—	25,625

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2017, consisting of a $40,000 annual cash fee and each of Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $10,000, $30,000 and $20,000, respectively, for service as a committee chair in 2017. Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $27,500, $28,750 and $30,000, respectively, in fees for meetings attended in 2017. Ms. Gilmore also received two separate fees of $10,000 and $6,250 for serving as the Chair of the

22    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

  Special Committee of the Board that was formed in connection with the Company's consideration and negotiation of the transaction agreement entered into with SNH in November 2017 relating to the sale of certain senior living communities and related management and pooling agreements and related transactions, which are further described elsewhere in this Proxy Statement under "Certain Related Person Transactions," and for serving as the Chair of the Special Committee of the Board that was formed in connection with the Company's consideration and negotiation of the tender offer by ABP Acquisition LLC to purchase Common Shares and related arrangements in 2016, respectively.

(2)
Equals 12,500 Common Shares multiplied by the closing price of such shares on May 15, 2017, the award date. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards to Directors vested at the time the award was granted.

(3)
Managing Directors do not receive cash compensation for their services as Directors.

(4)
Mr. Barry M. Portnoy served as a Managing Director of the Company until his death on February 25, 2018. On March 20, 2018, Mr. Adam D. Portnoy was elected to fill the resulting vacancy.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    23

CORPORATE GOVERNANCE

The Board is committed to corporate governance that promotes the long term interests of our stockholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisers, Director compensation and share ownership guidelines, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.fivestarseniorliving.com, click on "Investor Relations" and then click on "Corporate Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 5.

Board Leadership Structure

In accordance with our Charter and Bylaws, the Board is comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Our President and Chief Executive Officer, Chief Financial Officer and Treasurer, Senior Vice President and Chief Operating Officer and Senior Vice President and General Counsel are not members of the Board, but they regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of the Company may also sometimes attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case, at the invitation of the Board or Board committees. The Company's President and Chief Executive Officer, any Managing Director or any two Independent Directors may call a special meeting of the Board. Our Managing Directors, in consultation with the Company's management and the Director of Internal Audit, sets the agenda for Board meetings. Other Directors may suggest agenda items. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. It is expected that these executive sessions may occur at least twice per year. Our Independent Directors also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Director for purposes of leading Independent Director sessions is the Chair of the Audit Committee unless the Independent Directors determine otherwise.

In 2017, the Board held seven meetings. In 2017, each then Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the then

24    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

Directors attended last year's annual meeting of stockholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of stockholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.fivestarseniorliving.com.

Independence of Directors

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our Bylaws also require that a majority of the Board be Independent Directors. Under our Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors or trustees of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, Donna D. Fraiche and Bruce M. Gans, M.D. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management and advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee. The Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee have each adopted a written charter, which is available on the Company's website, www.fivestarseniorliving.com, by clicking on "Investor Relations" and then clicking on "Corporate Governance." Stockholders may also request copies free of charge by writing to Investor Relations, Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for meetings of the Audit Committee, Compensation Committee and Nominating and Governance

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    25

Committee under the oversight and direction of the Committee Chairs. The Company's management proposes the agenda for meetings of the Quality of Care Committee under the oversight and direction of the Committee's Chair. Additionally, the charter of each of our Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

26    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

Audit Committee

Barbara D. Gilmore Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Donna D. Fraiche and Bruce M. Gans, M.D.
Meetings Held in 2017: 8

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the Company's accounting and financial reporting processes; (2) the audits of the Company's financial statements and internal control over financial reporting; (3) the Company's compliance with legal and regulatory requirements; and (4) the Company's internal audit function generally. The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases. The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends changes to the Board.

Independence:
Each member of the Audit Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

Financial Literacy and Expert:
Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Gilmore is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the Nasdaq. The Board's determination that Ms. Gilmore is a financial expert was based upon her experience as: (i) a member of the Audit Committee and the audit committees of other public companies; (ii) a professional bankruptcy court law clerk; and (iii) a trustee or examiner in various bankruptcy cases involving business finance matters.

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Compensation Committee

Bruce M. Gans, M.D. Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: Donna D. Fraiche and Barbara D. Gilmore
Meetings Held in 2017: 4

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the evaluation of the performance and compensation of the Chief Executive Officer, the Chief Financial Officer and any other executive officer of the Company, the Director of Internal Audit of the Company and the business management services provider to the Company; (2) the compensation of the Directors; and (3) the approval, evaluation and administration of any equity compensation plans of the Company. Under its charter, the Compensation Committee is responsible for the determination and approval of any compensation payable by the Company to the Chief Executive Officer, the Chief Financial Officer and any other senior executive of the Company who is also an officer of the business management services provider to the Company and any equity based compensation and the determination and recommendation to the Board of any cash compensation payable to any other senior executive of the Company. The Compensation Committee is also responsible for the evaluation and recommendation to the Board of the cash compensation payable by the Company to the Directors for Board and committee service and the annual evaluation of the performance of the Director of Internal Audit and the determination of his or her compensation. In addition, the Compensation Committee is responsible for the annual review of any business management agreement of the Company with the business management services provider to the Company, the proposal and approval of amendments to or termination of any business management agreement of the Company with any such provider to the Company and the review of amounts payable by the Company under any such management agreement.

Independence:
Each member of the Compensation Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Nominating and Governance Committee

Donna D. Fraiche Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Bruce M. Gans M.D. and Barbara D. Gilmore
Meetings Held in 2017: 1

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of stockholders (or special meeting of stockholders at which Directors are to be elected) or when vacancies occur; (2) to perform certain assessments of the Board and Company management; and (3) to develop and recommend to the Board a set of governance principles applicable to the Company. Under its charter, the Nominating and Governance Committee is also responsible for overseeing the evaluation of Company management to the extent not overseen by the Compensation Committee or another committee of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Quality of Care Committee

Bruce M. Gans, M.D. Committee Chair

"The Quality of Care Committee works to ensure the highest level of care and services for the Company's valued residents."

Additional Committee Members: Donna D. Fraiche, Barbara D. Gilmore and Gerard M. Martin
Meetings Held in 2017: 4

Purpose and Primary Responsibilities:
The primary function of the Quality of Care Committee is to review and monitor the quality of healthcare and senior living services the Company provides to its residents, patients and customers. The Quality of Care Committee also periodically makes recommendations to management to improve the quality of the Company's services and periodically reports to the Board regarding its activities.

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Board Oversight of Risk

The Board is elected by stockholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  reports on the Company's clinical operations;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit and a compliance program developed by the Company's General Counsel and its Chief Compliance Officer with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control, compliance and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    31

changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Quality of Care Committee reviews management reports on the Company's clinical operations and directs or recommends to management and the Board actions or changes it determines appropriate to improve the Company's clinical operations and to reduce risks arising from those operations.

The Compensation Committee evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Stockholder Engagement

Stockholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the annual meeting of stockholders.

Communication with the Board

The Board has established a process to facilitate communication by stockholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458 or by email to secretary@5ssl.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to our and our subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's stockholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 295-7164; by emailing internal.audit@5ssl.com; or by filling out a report by visiting the Company's

32    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

website, www.fivestarseniorliving.com, clicking on "Investor Relations," then clicking on "Corporate Governance" and then clicking on "Report Human Resources, Auditing, Accounting and Financial Reporting, Code of Business Conduct and Ethics or Healthcare Compliance complaints or concerns." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Director Share Ownership Policy

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. The Company's Governance Guidelines codify our expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares by the later of: (i) the date of the 2019 annual meeting of stockholders of the Company and (ii) five years from the annual meeting of stockholders of the Company at which the Director was initially elected or, if earlier, the first annual meeting of stockholders of the Company following the initial appointment of the Director to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers, (iv) other employees of the Company and its subsidiaries and (v) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

Sustainability

The Company's business strategy incorporates and values environmental sustainability principles. The Company seeks to operate its properties in a manner that improves the environmental efficiency of their operations. The Company regularly considers ways to improve the Company's internal culture and the communities in which it operates. The Company's environmental sustainability and community engagement strategies are primarily implemented by its operations personnel and focus on a complementary set of objectives, including the following:

  •
  Environmental Stewardship: The Company seeks to lessen its environmental footprint of its properties, including by reducing energy consumption and water usage at the Company's properties, especially when doing so may reduce operating costs and improve the properties' competitive positions.

  •
  Corporate Citizenship: The Company seeks to be a responsible corporate citizen and to strengthen the communities in which it operates properties. The Company regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a service day.

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Stockholder Nominations and Other Proposals

Director Nominations and Stockholder Proposals for the 2019 Annual Meeting of Stockholders: In order for a stockholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2019 annual meeting of stockholders, the stockholder must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2019 Annual Meeting of Stockholders Under our Bylaws: To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2019 annual meeting of stockholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern time, on November 22, 2018 and not earlier than October 23, 2018; provided, that, if the date of the 2019 annual meeting of stockholders is more than 30 days earlier or later than May 17, 2019, then a stockholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2019 annual meeting of stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2019 annual meeting of stockholders is first made by the Company.

Deadline to Submit Proposals for the 2019 Annual Meeting of Stockholders for Purposes of Rule 14a-8: Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 22, 2018 in order to be eligible to be included in the proxy statement for the 2019 annual meeting of stockholders; provided, that, if the date of the 2019 annual meeting of stockholders is more than 30 days before or after May 17, 2019, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include stockholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a stockholder to propose a nomination for election to the Board at an annual meeting of stockholders or other business for consideration at an annual meeting of stockholders is only a summary and is not a complete listing of all requirements. Copies of our Bylaws, including the requirements for stockholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Five Star Senior Living Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1.0% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2017 was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

34    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

  •
  known to the Company to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's Charter and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, Charter and Bylaws, each as described above. In the case of transactions with the Company by employees of the Company who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.fivestarseniorliving.com.

Certain Related Person Transactions

Relationship with SNH. The Company was formerly a 100% owned subsidiary of SNH until SNH distributed the Common Shares it then owned to its shareholders in 2001. SNH is currently one of the Company's largest stockholders, owning, as of December 31, 2017, 4,235,000 Common Shares, or 8.4% of the outstanding Common Shares. SNH is the Company's largest landlord and the Company manages certain senior living communities for SNH.

One of the Company's former Managing Directors, Barry M. Portnoy, was a managing trustee of SNH until his death on February 25, 2018. One of the Company's current Managing Directors, Adam D. Portnoy, Barry M. Portnoy's son, also serves as a managing trustee of SNH. The Company's Chief Financial Officer and Treasurer was formerly SNH's chief financial officer and treasurer from 2007 through 2015. RMR LLC provides management services to both the Company and SNH. RMR Inc., the managing member of RMR LLC, is controlled by ABP Trust, which is controlled by its current sole trustee, Adam D. Portnoy. SNH's executive officers are officers of RMR LLC. The Company's President and Chief Executive Officer, Chief Financial Officer and Treasurer and Senior Vice President and General Counsel are officers of RMR LLC.

In order to effect SNH's distribution of Common Shares to its shareholders in 2001 and to govern relations with SNH thereafter, the Company entered agreements with SNH and others, including RMR LLC. Since then, the Company has entered various leases, management agreements and other

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    35

agreements with SNH that include provisions that confirm and modify these undertakings. Among other things, these agreements provide that:

  •
  so long as SNH remains a REIT, the Company may not waive the share ownership restrictions in our Charter that prohibit any person or group from acquiring more than 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of any class of the Company's stock without SNH's consent;

  •
  so long as the Company is a tenant of, or manager for, SNH, the Company will not permit nor take any action that, in the reasonable judgment of SNH, might jeopardize SNH's qualification for taxation as a REIT;

  •
  SNH has the right to terminate the Company's leases and management agreements upon the acquisition by a person or group of more than 9.8% of the Company's voting stock or other change in control events affecting the Company, as defined therein, including the adoption of any stockholder proposal (other than a precatory proposal) or the election to the Board of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by a majority of the Company's Directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual; and

  •
  so long as the Company is a tenant of, or manager for, SNH or has a business management agreement with RMR LLC, the Company will not acquire or finance any real estate of a type then owned or financed by SNH or any other company managed by RMR LLC without first giving SNH or such other company managed by RMR LLC, as applicable, the opportunity to acquire or finance that real estate.

Senior Living Communities Leased from SNH. SNH is the Company's largest landlord and the Company is SNH's largest tenant. As of December 31, 2017, the Company leased 185 senior living communities from SNH pursuant to five leases with SNH.

The Company's total annual rent payable to SNH was $207.0 million as of December 31, 2017. The Company's total rent expense under all of the Company's leases with SNH, net of lease inducement amortization and the amortization of the deferred gain from certain properties the Company sold to SNH was $203.6 million for the year ended December 31, 2017, which amount included $5.5 million, of percentage rent.

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The following table is a summary of the Company's leases with SNH as of December 31, 2017:

Lease		Number of Properties	Annual Minimum Rent as of December 31, 2017	Current Expiration Date	Remaining Renewal Options

1.	Lease No. 1 for skilled nursing facilities ("SNFs") and independent and assisted living communities	83	$59.7 million	December 31, 2024	Two 15-year renewal options.
2.	Lease No. 2 for SNFs and independent and assisted living communities	47	$66.4 million	June 30, 2026	Two 10-year renewal options.
3.	Lease No. 3 for independent and assisted living communities	17	$35.6 million	December 31, 2028	Two 15-year renewal options.
4.	Lease No. 4 for SNFs and independent and assisted living communities	29	$35.5 million	April 30, 2032	Two 15-year renewal options.
5.	Lease No. 5 for independent and assisted living communities	9	$9.8 million	December 31, 2028	Two 15-year renewal options.

Under the Company's leases with SNH, the Company pays SNH annual rent plus percentage rent equal to 4.0% of the increase in gross revenues at certain of SNH's senior living communities over base year gross revenues as specified in the applicable lease. The Company's obligation to pay percentage rent under Lease No. 5 commences in 2018. Under the leases with SNH, the Company has the option to extend the lease term for two consecutive 10 or 15 year terms. SNH has the right, in connection with a financing or other capital raising transaction, to reassign one or more of the communities covered by Lease No. 3 or Lease No. 5 to another of the long term lease agreements with SNH.

The Company's leases with SNH are "triple net" leases, which generally require the Company to pay rent and all property operating expenses, to indemnify SNH from liability which may arise by reason of SNH's ownership of the properties, to maintain the properties at the Company's expense, to remove and dispose of hazardous substances on the properties in compliance with applicable law and to maintain insurance on the properties for the Company's and SNH's benefit. In the event of any damage, or immaterial condemnation, of a leased property, the Company is generally required to rebuild with insurance or condemnation proceeds or, if such proceeds are insufficient, other amounts made available by SNH, if any, but if other amounts are made available by SNH, the Company's rent will be increased accordingly. In the event of any material or total condemnation of a leased property, the lease will terminate with respect to that leased property, in which event SNH will be entitled to the condemnation proceeds and the Company's rent will be reduced accordingly. In the event of any material or total destruction of the leased property, the Company may terminate the lease with respect to that leased property, in which event the Company is required to pay to SNH any shortfall in the amount of proceeds SNH receives from insurance compared to the replacement cost of that leased property and the Company's rent will be reduced accordingly.

Under the Company's leases with SNH, the Company may request that SNH purchase certain improvements to the leased communities in return for rent increases in accordance with a formula specified in the applicable lease; however, SNH is not obligated to purchase such improvements and the Company is not obligated to sell them to SNH. During the year ended December 31, 2017, the Company sold $39.8 million of such improvements and the Company's annual rent payable to SNH increased by approximately $3.2 million in accordance with the terms of the applicable leases.

During the quarter ended June 30, 2017, the Company and SNH agreed to amend the applicable lease for certain construction, expansion and development projects at two senior living communities the

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    37

Company leases from SNH. If and when the Company requests that SNH purchase improvements related to these specific projects from them, the Company's annual rent payable to SNH will increase by an amount equal to the interest rate then applicable to SNH's borrowings under its revolving credit facility plus 2.0% per annum of the amount SNH purchased. This amount of increased rent will apply until 12 months after a certificate of occupancy is issued with respect to the project; thereafter, the Company's annual rent payable to SNH will be revised to equal the amount otherwise determined pursuant to the capital improvement formula specified in the applicable lease.

In August 2017, the Company sold to SNH a land parcel adjacent to a senior living community located in Delaware that SNH leases to the Company for approximately $750,000, excluding closing costs. This land parcel was added to the applicable lease and the Company's annual minimum rent payable to SNH increased by approximately $33,000 in accordance with the terms of that lease.

Senior Living Communities Managed for the Account of SNH. As of December 31, 2017, the Company managed 70 senior living communities for SNH's account. The Company earned base management fees from SNH of $13.0 million for the year ended December 31, 2017. In addition, the Company earned incentive fees of $0 and fees for the Company's management of capital expenditure projects at the communities the Company managed for the account of SNH of $0.8 million for the year ended December 31, 2017.

The Company and SNH have 12 pooling agreements that currently combine most of the Company's management agreements with SNH that include assisted living units (the "AL Management Agreements"). The pooling agreements combine various calculations of revenues and expenses from the operations of the applicable communities covered by such agreements. The Company's AL Management Agreements and pooling agreements generally provide that the Company receives from SNH:

  •
  a management fee equal to either 3.0% or 5.0% of the gross revenues realized at the applicable communities,

  •
  reimbursement for the Company's direct costs and expenses related to such communities,

  •
  an annual incentive fee equal to either 35.0% or 20.0% of the annual net operating income of such communities remaining after SNH realizes an annual minimum return equal to either 8.0% or 7.0% of its invested capital, or, in the case of certain of the communities, a specified amount plus 7.0% of the Company's invested capital since December 31, 2015, and

  •
  a fee for the Company's management of capital expenditure projects equal to 3.0% of amounts funded by SNH.

The Company's management agreements with SNH for the part of the senior living community owned by SNH and located in Yonkers, New York that is not subject to the requirements of New York healthcare licensing laws, as described elsewhere herein, and for the assisted living community owned by SNH and located in Villa Valencia, California, are not currently included in any of the Company's pooling agreements with SNH.

The Company also has a pooling agreement with SNH that combines all of the Company's management agreements with SNH for senior living communities consisting only of independent living units.

The Company's management agreements with SNH generally expire between 2030 and 2041, and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice of nonrenewal is delivered. These management agreements also generally provide that the Company, in some cases, and SNH each have the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon certain change in control events affecting the other party, as defined in the applicable agreements, including the adoption of any stockholder proposal (other than a precatory proposal) with respect to the other party, or the election to the board of directors or trustees, as applicable, of the other party of any individual, if such proposal or

38    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

individual was not approved, nominated or appointed, as the case may be, by a majority of the other party's board of directors or board of trustees, as applicable, in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

In June 2017, the Company and SNH agreed to amend the applicable management and pooling agreements for a construction, expansion and development project at a senior living community that SNH owns and that is managed by the Company. SNH's minimum return on invested capital for this specific project will increase by an amount equal to the interest rate then applicable to its borrowings under its revolving credit facility plus 2.0% per annum. This amount of increased minimum return will apply until 12 months after a certificate of occupancy is issued with respect to the project; thereafter, the amount of annual minimum return on invested capital will be revised to equal the amount otherwise determined pursuant to the applicable management and pooling agreements. The Company and SNH also agreed that the commencement of the measurement period for determining whether the specified annual minimum return under the applicable management and pooling agreements has been achieved will be deferred until 12 months after a certificate of occupancy is issued with respect to the project.

In November 2017, the Company entered a transaction agreement with SNH pursuant to which the Company agreed to sell six senior living communities to SNH. Pursuant to this transaction agreement, the Company also agreed that, as the sales of these communities occur, (i) the Company and SNH would enter new management agreements for the Company to manage these senior living communities for SNH and (ii) the new management agreements would be combined pursuant to two new pooling agreements to be entered between the Company and SNH. In December 2017, January 2018 and February 2018, the Company sold to, and began managing for the account of, SNH, two of these senior living communities located in Alabama and Indiana, one of these senior living communities located in Tennessee and another one of these senior living communities located in Arizona, respectively, and in connection with those sales entered management agreements with SNH for each of these senior living communities and two pooling agreements with SNH. The first pooling agreement combines the management agreements for five of these senior living communities. Pursuant to the terms of the management and pooling agreements for five of these senior living communities, SNH will pay the Company a management fee equal to 5.0% of the gross revenues realized at these communities plus reimbursement for the Company's direct costs and expenses related to the Company's operation of these communities, as well as an annual incentive fee equal to 20.0% of the annual net operating income of such communities remaining after SNH realizes an annual minimum return equal to 7.0% of its invested capital for these senior living communities. The second pooling agreement includes one management agreement for one of these senior living communities that is subject to an ongoing construction, expansion and development project. The terms of the Company's management and pooling agreements entered for this senior living community are substantially the same as the terms of the management and pooling agreements for the other five senior living communities, except that SNH's annual minimum return on invested capital related to the ongoing, construction and development project at this community will be an amount equal to the interest rate then applicable to borrowings under SNH's revolving credit facility plus 2.0% per annum. This amount of minimum return will apply until the earlier of 12 months after a certificate of occupancy is issued with respect to the project and the third anniversary of the Company's sale of this community; thereafter, the amount of annual minimum return on invested capital related to this project will be 7.0% of SNH's invested capital. Also pursuant to the terms of the management and pooling agreements for these senior living communities, SNH will pay the Company a fee for its management of capital expenditure projects at these senior living communities equal to 3.0% of amounts funded by SNH. The terms of these management and pooling agreements will expire in 2041 and will be subject to automatic renewals for two 15 year periods thereafter, unless earlier terminated or timely notices of nonrenewal are delivered. The remaining sales under the transaction agreement are subject to conditions, including SNH's assumption of certain applicable mortgage debt and receipt of any applicable regulatory approvals. The conditions to these sales may not be met and some or all of these sales may not be completed, may be delayed or the terms of these sales or the management and pooling agreements for these communities may change.

Also in November 2017, the Company amended the Company's preexisting pooling agreements with SNH, among other things, to provide that, with respect to SNH's right to terminate all of the management agreements covered by a preexisting pooling agreement if it does not receive its annual minimum return

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    39

under such agreement in each of three consecutive years, the commencement year for the measurement period for determining whether the specified annual minimum return under the applicable pooling agreement has been achieved will be 2017.

In addition to management services, the Company also provides certain other services to residents at some of the senior living communities the Company manages for SNH, such as rehabilitation services. At senior living communities the Company manages for the account of SNH where the Company provides rehabilitation services on an outpatient basis, the residents, third party payers or government programs pay the Company for those rehabilitation services. At senior living communities the Company manages for the account of SNH where the Company provides both inpatient and outpatient rehabilitation services, SNH generally pays the Company for these services and charges for such services are included in amounts charged to residents, third party payers or government programs. The Company earned revenues of $7.5 million for the year ended December 31, 2017 for rehabilitation services the Company provided at senior living communities the Company manages for the account of SNH and that are payable by SNH.

D&R Yonkers LLC. In order to accommodate certain requirements of New York healthcare licensing laws, a part of the senior living community SNH owns and the Company manages that is located in Yonkers, New York is subleased by a subsidiary of SNH to D&R Yonkers LLC. D&R Yonkers LLC is owned by the Company's Chief Financial Officer and Treasurer and SNH's president and chief operating officer. The Company manages this part of the community pursuant to a long term management agreement with D&R Yonkers LLC under which the Company earns a management fee equal to 3.0% of the gross revenues realized at that part of the community and no incentive fee is payable to the Company. The Company's management agreement with D&R Yonkers LLC expires on August 31, 2022, and is subject to renewal for eight consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered. Pursuant to the Company's management agreement with D&R Yonkers LLC, the Company earned management fees of approximately $0.3 million for the year ended December 31, 2017.

Relationships with RMR LLC and Others Related to It. RMR LLC provides business management services to the Company pursuant to a business management agreement. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. RMR LLC is a majority owned subsidiary of RMR Inc. ABP Trust is the controlling shareholder of RMR Inc. One of the Company's Managing Directors, Adam D. Portnoy, is the current sole trustee of, and owns beneficial interest in, ABP Trust. Our former Managing Director, Barry M. Portnoy, served as a trustee and owned a majority of the beneficial interest in ABP Trust. ABP Acquisition LLC, the Company's largest stockholder, is a subsidiary of ABP Trust. Adam D. Portnoy is a managing director and an officer and, as the current sole trustee of ABP Trust, is the controlling shareholder of RMR Inc. and is an officer of RMR LLC. Adam D. Portnoy, as the current sole trustee of ABP Trust, beneficially owns all the class A membership units of RMR LLC. Barry M. Portnoy served as the Company's Managing Director and a managing director and an officer of RMR Inc. and an officer of RMR LLC until his death on February 25, 2018. Mr. Bruce J. Mackey Jr., the Company's President and Chief Executive Officer, Mr. Richard A. Doyle, Jr., the Company's Chief Financial Officer and Treasurer, and Ms. Katherine E. Potter, the Company's Senior Vice President and General Counsel are officers and employees of RMR LLC. The Company's Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC or its subsidiaries provide management services. Adam D. Portnoy serves as a managing director or managing trustee or trustee of all of the public companies to which RMR LLC or its subsidiaries provide management services and, until his death, Barry M. Portnoy served as a managing director or managing trustee or trustee of all of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

Because at least 80.0% of Messrs. Mackey's and Doyle's and Ms. Potter's business time was devoted to services to the Company during 2017, 80.0% of Messrs. Mackey's and Doyle's and Ms. Potter's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Mackey and Doyle and Ms. Potter are also eligible to participate in certain RMR LLC benefit plans and to receive

40    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services. The Company believes the compensation it paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide their business time and efforts differently than they do currently and their compensation from the Company may become disproportionate to this division.

Management Agreement with RMR LLC. RMR LLC provides business management services to the Company pursuant to a business management agreement. These business management services may include, but are not limited to, services related to compliance with various laws and rules applicable to the Company's status as a public company, maintenance of the Company's senior living communities, evaluation of business opportunities, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal matters, human resources, insurance programs and the like.

Fees. The Company pays RMR LLC an annual business management fee equal to 0.6% of the Company's revenues. Revenues are defined as the Company's total revenues from all sources reportable under generally accepted accounting principles ("GAAP"), less any revenues reportable by the Company with respect to communities for which the Company provides management services plus the gross revenues at those communities determined in accordance with GAAP. Pursuant to the business management agreement with RMR LLC, the Company recognized business management fees of $9.3 million for the year ended December 31, 2017.

Term and Termination. The current term of the Company's business management agreement with RMR LLC ends on December 31, 2018 and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of nonrenewal before the end of an applicable term. RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company has the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Directors. If the Company terminates or elects not to renew the business management agreement other than for cause, as defined, the Company is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Expense Reimbursement. Pursuant to the Company's business management agreement, the Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR LLC on the Company's behalf. Under the Company's business management agreement, the Company reimburses RMR LLC for the Company's allocable costs for the Company's internal audit function. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amounts recognized as expense for internal audit costs for the year ended December 31, 2017 was approximately $0.3 million.

Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC.

Vendors. Pursuant to the Company's business management agreement with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees. The Company has historically granted share awards to certain RMR LLC employees who are not also Directors, officers or employees of the Company under the Company's equity compensation plans. During the year ended December 31, 2017, the Company granted annual share awards of 92,800 Common Shares to such persons. Those share awards had an aggregate value of approximately $0.1 million, based upon the closing price of the Common Shares on the Nasdaq on the date of grant. One fifth of those share awards vested on the grant date and one fifth vests on each

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    41

of the next four anniversaries of the grant date. These share awards to such RMR LLC employees are in addition to the fees the Company pays to RMR LLC and the Company's share awards to its Directors, officers and employees. In 2017, the Company purchased 13,379 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and employees and other officers and employees of RMR LLC who are not also Directors, officers or employees of the Company in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously granted to them under the Company's equity compensation plan. Additionally, each of the Company's President and Chief Executive Officer, Chief Financial Officer and Treasurer and Senior Vice President and General Counsel during 2017 received share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services, including SNH, in their capacities as officers of RMR LLC.

Other. RMR LLC conducts a Leadership Development Program for which certain of its employees take part in a two year rotational program, working at each of the Company, RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services. The employee remains on RMR LLC's payroll during this rotational program and the Company reimburses RMR LLC for the applicable employee costs for the period of time that the employee works for the Company. The amount recognized as expense for these costs for the year ended December 31, 2017 was approximately $0.2 million.

The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is owned in part by one of the Company's Managing Directors, Adam D. Portnoy, and the remainder was owned by Barry M. Portnoy until his death, and which manages certain hotels owned by HPT, and the Company's Directors, officers and employees have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Directors, officers and employees for the costs of these hotel stays.

Relationship with ABP Trust. ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust, which is the indirect controlling shareholder of RMR LLC and which is controlled by its current sole trustee, Adam D. Portnoy, one of the Company's Managing Directors, is currently the Company's largest stockholder, owning, as of December 31, 2017, 17,999,999 Common Shares, or 35.6% of the outstanding Common Shares.

The Company leases its headquarters from another subsidiary of ABP Trust. The headquarters' lease currently requires the Company to pay annual rent of approximately $0.9 million which amount is subject to fixed increases. The Company's rent expense for its headquarters, including utilities and real estate taxes that it pays as additional rent, was $1.6 million for the year ended December 31, 2017.

Relationship with AIC. The Company, ABP Trust, SNH and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts, and are parties to a shareholders agreement regarding AIC.

All of the Company's Directors and almost all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate annual premiums,

42    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

including taxes and fees, of approximately $4.3 million in connection with this insurance program for the policy year ending June 30, 2018, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance. The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services, including SNH, participate in a combined directors' and officers' liability insurance policy. This combined policy expires in September 2019. The Company paid an aggregate premium of approximately $0.2 million for this policy.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, SNH and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    43

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10.0% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and the Nasdaq; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2017, our executive officers, Directors and greater than 10.0% beneficial owners timely filed all required Section 16(a) reports.

44    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of then outstanding Common Shares by each Director nominee, each Director, each of our named executive officers, and our Directors, Director nominees and executive officers as a group, all as of March 21, 2018. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Five Star Senior Living Inc., 400 Centre Street, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Adam D. Portnoy	18,150,499	35.92%	Includes 17,999,999 Common Shares owned by ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust. Voting and investment power with respect to such Common Shares may be deemed to be held by Adam D. Portnoy as ABP Trust's current sole trustee.

			As set forth in the below table, SNH beneficially owns 4,235,000 Common Shares. Adam D. Portnoy is a managing trustee of SNH and SNH is managed by RMR LLC, which is a majority owned subsidiary of RMR Inc. and of which RMR Inc. is the managing member. Adam D. Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by SNH without the authorization of the board of trustees of SNH, which is currently comprised of five trustees. As a result, Adam D. Portnoy has determined that he does not beneficially own the Common Shares owned by SNH and therefore the Common Shares owned by SNH are not referenced as beneficially owned by him in this table.
Bruce J. Mackey Jr.	846,017	1.67%
Gerard M. Martin	244,121	Less than 1%	Includes 12,371 Common Shares owned by a corporation that is controlled by a grantor trust, of which Mr. Martin is a trustee.
R. Scott Herzig	233,909	Less than 1%
Barbara D. Gilmore	115,751	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband.
Bruce M. Gans, M.D.	106,940	Less than 1%
Richard A. Doyle, Jr.	141,450	Less than 1%
Donna D. Fraiche	76,000	Less than 1%
All Directors and executive officers as a group (nine persons)	20,060,687	39.7%

*
Amounts exclude fractional shares.

**
Based on approximately 50,524,424 Common Shares outstanding as of the Record Date, February 23, 2018.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    45

Principal Stockholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5.0% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

ABP Acquisition LLC, ABP Trust, Adam D. Portnoy and Barry M. Portnoy (collectively, the "ABP Parties") Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	18,394,621	36.4%	Based on a Schedule 13D filed with the SEC on November 14, 2016, by the ABP Parties, a Form 4 filed by Barry M. Portnoy with the SEC on May 15, 2017 and a Form 4 filed by Adam D. Portnoy with the SEC on March 21, 2018:

•

ABP Acquisition LLC, a wholly owned subsidiary of ABP Trust, directly owns and has shared voting and dispositive power over 17,999,999 Common Shares. ABP Trust beneficially owns and has shared voting and dispositive power over these 17,999,999 Common Shares.

•

Adam D. Portnoy directly owns and has sole voting and dispositive power over 150,500 Common Shares and beneficially owns and has shared voting and dispositive power over 17,999,999 Common Shares.

•

Barry M. Portnoy directly owns and has sole voting and dispositive power over 244,122 Common Shares and beneficially owns and has shared voting and dispositive power over 17,999,999 Common Shares.

Senior Housing Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	4,235,000	8.4%	Based on a Schedule 13G/A filed with the SEC on February 9, 2016, by SNH, SNH beneficially owns and has sole voting and dispositive power over 4,235,000 Common Shares.

46    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

William F. Thomas ("W.F. Thomas"), Robert D. Thomas ("R.D. Thomas"), Gemini Properties ("Gemini") and David R. Ford (collectively, the "Thomas Brothers") 1516 South Boston Avenue Suite 301 Tulsa, Oklahoma 74119	3,116,753	6.2%	Based on Schedule 13D/A filed with the SEC on December 16, 2016, by the Thomas Brothers:

•

W.F. Thomas beneficially owns 3,116,753 and has sole voting and dispositive power over 317,511 Common Shares and has shared voting and dispositive power over 2,799,242 Common Shares. By virtue of (i) his role as an advisor to certain donor advised charitable funds, W.F. Thomas may be deemed to beneficially own 20,000 Common Shares and (ii) his role as an advisor to an individual retirement fund, W.F. Thomas may be deemed to beneficially own an additional 2,150 Common Shares; W.F. Thomas disclaims such beneficial ownership.

•

R.D. Thomas beneficially owns and has shared voting and dispositive power over 3,022,076 Common Shares. R.D. Thomas does not have sole voting or dispositive power over any Common Shares. By virtue of his position in relation to family investment funds, R.D. Thomas may be deemed to have beneficial ownership of 39,800 Common Shares. By virtue of (x) his position in relation to a family trust account, R.D. Thomas may be deemed to have beneficial ownership of 18,500 Common Shares, and (y) his role as an advisor to certain donor advised charitable funds, R.D. Thomas may be deemed to beneficially own 186,684 Common Shares; R.D. Thomas disclaims such beneficial ownership.

•

By virtue of (A) their respective roles as partners of an Oklahoma general partnership, Gemini, W.F. Thomas and R.D. Thomas may be deemed to beneficially own 1,915,164 Common Shares, and (B) their respective roles as co-advisors to a donor advised charitable investment fund, W.F. Thomas and R.D. Thomas may be deemed to beneficially own 861,928 Common Shares; both W.F. Thomas and R.D. Thomas in their individual capacity each disclaim such beneficial ownership.

•

Gemini beneficially owns and has shared voting and dispositive power over 1,915,164 Common Shares. Gemini does not have sole voting or dispositive power over any Common Shares.

*
Beneficial ownership of the ABP Parties is shown as of November 14, 2016, except to reflect Adam D. Portnoy's latest Form 4 filed on March 21, 2018 and Barry M. Portnoy's latest Form 4 filed on May 15, 2017. Beneficial ownership of SNH is shown as of December 31, 2015. Based on information provided by SNH, the number of Common Shares beneficially owned by SNH has not changed since December 31, 2015. Beneficial ownership of W.F. Thomas, R.D. Thomas and Gemini is shown as of December 16, 2016.

**
Our Charter and other agreements to which the Company is a party place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's equity shares. Additionally, the terms of the Company's leases with SNH contain provisions whereby the Company's rights under these agreements may be cancelled by SNH upon the acquisition by any person or group of more than 9.8% of the Company's voting stock or upon other change in

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    47

  control events, as defined. If the violation of these ownership limitations causes a lease or contract default, stockholders causing the default may become liable to the Company or to other stockholders for damages. The ABP Parties received (i) exceptions to the ownership restrictions set forth in our Charter that would allow the ABP Parties and certain related persons to acquire and own, in aggregate, up to 38.0% of the issued and outstanding Common Shares and (ii) waivers for any default or event of default under any lease, management or other agreement between or among the Company and SNH, or any of the Company's or SNH's subsidiaries, arising or resulting from the grant of such exceptions or the acquisition by the ABP Parties, in aggregate, of up to 18,000,000 Common Shares. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, our Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5.0% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5.0% or more of the Company's shares, and for transferees that would otherwise become owners of 5.0% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5.0% ownership limitation under our Bylaws is determined based on applicable tax rules. Each of the ABP Parties, SNH, W.F. Thomas, R.D. Thomas and Gemini have represented to the Company that they do not own 5.0% or more of the Company's shares under those applicable tax rules or in violation of the 5.0% ownership limitation under our Bylaws. The percentages indicated are based on approximately 50,524,424 Common Shares outstanding as of the Record Date, February 23, 2018.

48    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer, Chief Financial Officer and Treasurer and Senior Vice President and Chief Operating Officer who were serving as such officers as of December 31, 2017, or the Company's "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. For information regarding the compensation paid by RMR LLC and RMR Inc. to RMR Inc.'s named executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Bruce J. Mackey Jr.	2017	$300,000	$600,000	$127,500	$1,112	$1,028,612
President and Chief	2016	300,000	700,000	208,250	1,112	1,209,362
Executive Officer

Richard A. Doyle, Jr.	2017	300,000	425,000	75,000	1,112	801,112
Chief Financial Officer	2016	300,000	400,000	122,500	1,112	823,612
and Treasurer

R. Scott Herzig	2017	300,000	360,000	60,000	1,112	721,112
Senior Vice President	2016	300,000	335,000	98,000	1,112	734,112
and Chief Operating
Officer

(1)
Represents the grant date fair value of Common Share awards in 2017 and 2016, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
Reflects the portion of executive officer life insurance premiums and accidental death and disability insurance premiums that the Company paid.

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2017 Outstanding Equity Awards at Fiscal Year End

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Bruce J. Mackey Jr.	2017	68,000	$102,000
	2016	51,000	76,500
	2015	34,000	51,000
	2014	15,000	22,500

Richard A. Doyle, Jr.(3)	2017	40,000	60,000
	2016	30,000	45,000
	2015	6,000	9,000
	2014	700	1,050

R. Scott Herzig	2017	32,000	48,000
	2016	24,000	36,000
	2015	16,000	24,000
	2014	7,000	10,500

(1)
The Common Shares granted in 2017, 2016, 2015 and 2014 were granted on December 13, 2017, December 7, 2016, December 14, 2015 and December 15, 2014, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 29, 2017.

(3)
The Common Share awards granted in 2015 and 2014 for Mr. Doyle were awarded to him in his capacity as an officer of RMR LLC.

50    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

Potential Payments upon Termination or Change in Control

From time to time, we have entered into arrangements with former employees of ours or RMR LLC in connection with the termination of their employment with us or RMR LLC, providing for the acceleration of vesting of Common Shares previously awarded to them under the Five Star Quality Care, Inc. 2014 Equity Compensation Plan and, in certain instances, payments for future services to us as a consultant or part time employee and continuation of health care and other benefits. Although we have no formal policy, plan or arrangement for payments to employees of ours or RMR LLC in connection with their termination of employment with us or RMR LLC, we may in the future provide on a discretionary basis for similar payments depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2017.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2017 ($)(1)

Bruce J. Mackey Jr.	168,000	$252,000
Richard A. Doyle, Jr.	76,700	115,050
R. Scott Herzig	79,000	118,500

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 29, 2017.

For a discussion of the consequences of a Change in Control or Termination Event under the Company's business management agreement with RMR LLC, see the above "Related Person Transactions" section.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    51

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2017; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

Barbara D. Gilmore, Chair Donna D. Fraiche Bruce M. Gans, M.D.

52    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

RATIFICATION OF THE
APPOINTMENT OF RSM US LLP
AS INDEPENDENT AUDITORS (ITEM 2)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2018. RSM US LLP has served as the Company's independent auditors since October 6, 2014, and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of RSM US LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its stockholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2017 and 2016.

	2017 Fees(1)	2016 Fees

Audit Fees	$864,495	$922,857
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)
The amount of audit fees for 2017 is based on the fees billed and paid to date and on the estimate for remaining fees provided by RSM US LLP to and approved by the Audit Committee for services provided to us by RSM US LLP, including in connection with the audit of the Company's 2017 financial statements. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    53

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2017 and 2016 were approved by the Audit Committee. The total fees for audit services provided by RSM US LLP in 2017 and 2016 are set forth above and, for 2017, include estimated fee amounts. The Company did not engage RSM US LLP to provide any non-audit services in 2017 or 2016.

Other Information

The Company has been advised by RSM US LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2018 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2018 Annual Meeting. If stockholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

54    FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 22, 2018

FIVE STAR SENIOR LIVING INC.     2018 Proxy Statement    55

THANK YOU

Thank you for being a stockholder of Five Star Senior Living Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 16, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 16, 2018. Have your proxy card in hand when you call and then follow the instructions. FIVE STAR SENIOR LIVING INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Five Star Senior Living Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Five Star Senior Living Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E40010-P02813 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIVE STAR SENIOR LIVING INC. 1. Election of Directors. For Withhold ! ! For ! ! Against Abstain Nominee (for Independent Director in Group II): Donna D. Fraiche Nominee (for Managing Director in Group II): Gerard M. Martin 2. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2018 fiscal year. ! ! ! THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR both Nominees for Director in Proposal 1 and FOR Proposal 2.

FIVE STAR SENIOR LIVING INC. ANNUAL MEETING OF STOCKHOLDERS May 17, 2018, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2018 Annual Meeting of Stockholders of Five Star Senior Living Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; 2. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2018 fiscal year; and 3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. E40011-P02813 FIVE STAR SENIOR LIVING INC. 400 Centre Street Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2018 Annual Meeting of Stockholders of Five Star Senior Living Inc. (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or authorize your proxy by internet, by telephone or by mail, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of Five Star Senior Living Inc. The undersigned stockholder of the Company hereby appoints Jennifer B. Clark, Bruce Mackey Jr. and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on May 17, 2018, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2018 Annual Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

QuickLinks

Five Star Senior Living Inc.
Notice of 2018 Annual Meeting of Stockholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee
Quality of Care Committee